Exhibit 99.1
@NFX is periodically published to keep shareholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

September 7, 2011

This edition updates Newfield’s hedge position to reflect recent changes. Items highlighted reflect new and/or changed data since our last publication on July 20, 2011.

The following tables update our complete hedge positions for natural gas and crude oil.

NATURAL GAS HEDGE POSITIONS

The following hedge positions for the third quarter of 2011 and beyond are as of September 7, 2011:

Third Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
24,840 MMMBtus	$6.30	—	—	—
10,120 MMMBtus*	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Fourth Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
12,030 MMMBtus	$6.03	—	—	—
17,440 MMMBtus*	—	$5.86 — $7.37	$5.50 — $6.00	$6.60 — $8.03

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
22,750 MMMBtus*	—	$5.59 — $6.55	$5.00 — $6.00	$5.20 — $7.10

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—
22,750 MMMBtus*	—	$5.44 — $6.26	$5.00 — $5.75	$5.20 — $7.00

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
5,520 MMMBtus	$5.42	—	—	—
23,000 MMMBtus*	—	$5.44 — $6.26	$5.00 — $5.75	$5.20 — $7.00

Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,860 MMMBtus	$5.42	—	—	—
15,070 MMMBtus*	—	$5.51 — $6.41	$5.00 — $6.00	$5.20 — $7.55

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,500 MMMBtus	$5.33	—	—	—
10,800 MMMBtus*	—	$5.58 — $6.89	$5.00 — $6.00	$6.00 — $7.55

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,550 MMMBtus	$5.33	—	—	—
10,920 MMMBtus*	—	$5.44 — $6.36	$5.00 — $5.75	$6.00 — $6.65

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,600 MMMBtus	$5.33	—	—	—
11,040 MMMBtus*	—	$5.44 — $6.36	$5.00 — $5.75	$6.00 — $6.65

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
4,600 MMMBtus	$5.33	—	—	—
6,770 MMMBtus*	—	$5.24 — $6.20	$5.00 — $5.75	$6.00 — $6.65

*These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per MMMBtu as per the table above until the price drops below a weighted average price of $4.26 per MMMBtu. Below $4.26 per MMMBtu, these contracts effectively result in realized prices that are on average $1.30 per MMMBtu higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX gas prices.

			Gas Prices
	$4	$5	$6	$7	$8	$9
2011 (in millions)
3rd Quarter	$72	$42	$8	($17)	($43)	($78)
4th Quarter	$48	$27	$ -	($14)	($35)	($64)
Total 2011	$120	$69	$8	($31)	($78)	($142)

2012 (in millions)
1st Quarter	$35	$16	($7)	($19)	($47)	($75)
2nd Quarter	$31	$12	($7)	($26)	($54)	($82)
3rd Quarter	$32	$12	($7)	($26)	($54)	($83)
4th Quarter	$20	$9	($4)	($14)	($29)	($46)
Total 2012	$118	$49	($25)	($85)	($184)	($286)

2013 (in millions)
1st Quarter	$20	$8	($3)	($12)	($24)	($39)
2nd Quarter	$19	$6	($3)	($14)	($30)	($46)
3rd Quarter	$19	$6	($3)	($15)	($30)	($46)
4th Quarter	$13	$3	($3)	($13)	($25)	($36)
Total 2013	$71	$23	($12)	($54)	($109)	($167)

In the Rocky Mountains, we hedged basis associated with approximately 7 Bcf of our natural gas production from July 2011 through December 2012 to lock in the differential at a weighted average of $0.92 per MMBtu less than the Henry Hub Index.  In total, this hedge and the 8,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.92 per MMBtu less than the Henry Hub Index.

In the Mid-Continent, we hedged basis associated with approximately 1 Bcf of our anticipated Stiles/Britt Ranch natural gas production from July 2011 through August 2011.  In total, this hedge and the 30,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.52 per MMBtu less than the Henry Hub Index.  We have also hedged basis associated with approximately 23 Bcf of our natural gas production from this area for the period September 2011 through December 2012 at an average of $0.55 per MMBtu less than the Henry Hub Index.

Approximately 14% of our natural gas production correlates to Houston Ship Channel, 16% to Columbia Gulf, 16% to Texas Gas Zone 1, 3% to Southern Natural Gas, 4% to Tetco ELA, 1% to Tenn 100, 6% to CenterPoint/East, 20% to Panhandle Eastern Pipeline, 2% to Waha, 6% to Colorado Interstate, and 12% to others.

CRUDE OIL HEDGE POSITIONS

The following hedge positions for the third quarter of 2011 and beyond are as of September 7, 2011:

Third Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
920,000 Bbls	$81.51	—	—	—
1,748,000 Bbls*	—	$ 82.37 — $112.28	$75.00 — $100.00	$102.25 — $129.75

Fourth Quarter 2011
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
920,000 Bbls	$81.51	—	—	—
1,932,000 Bbls*	—	$ 81.67 — $111.68	$75.00 — $100.00	$102.25 — $129.75

First Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,185,000 Bbls*	—	$ 82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

Second Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,185,000 Bbls*	—	$ 82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

Third Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,220,000 Bbls*	—	$ 82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

Fourth Quarter 2012
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
3,220,000 Bbls*	—	$ 82.96 — $111.14	$75.00 — $100.00	$88.20 — $137.80

First Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,170,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

Second Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,183,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

Third Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,196,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

Fourth Quarter 2013
	Weighted Average		Range
Volume	Fixed	Collars	Floor	Ceiling
1,196,000 Bbls*	—	$ 80.00 — $110.54	$80.00	$109.50 — $111.40

*These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted average price of $66.35 per Bbl. Below $66.35 per Bbl, these contracts effectively result in realized prices that are on average $15.78 per Bbl higher than the cash price that otherwise would have been realized.

In August 2011 we entered into a series of transactions that had the effect of unwinding all of our then outstanding crude oil swaps for 2012, effectively eliminating the variability in cash flows associated with the future settlement of those contracts.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX oil prices.

	Oil Prices
	$50	$60	$70	$80	$90	$100	$110

2011 (in millions)
3rd Quarter	$55	$46	$25	$6	($4)	($17)	($33)
4th Quarter	$57	$48	$26	$7	($4)	($17)	($33)
Total 2011	$112	$94	$51	$13	($8)	($34)	($66)

2012 (in millions)
1st Quarter	$51	$48	$30	$8	$5	($5)	($13)
2nd Quarter	$51	$48	$30	$8	$5	($5)	($14)
3rd Quarter	$52	$48	$31	$8	$5	($6)	($14)
4th Quarter	$52	$49	$31	$8	$5	($6)	($14)
Total 2012	$206	$193	$122	$32	$20	($22)	($55)

2013 (in millions)
1st Quarter	$29	$23	$12	$ -	$ -	$ -	$ -
2nd Quarter	$30	$24	$12	$ -	$ -	$ -	$ -
3rd Quarter	$30	$24	$12	$ -	$ -	$ -	$ -
4th Quarter	$30	$24	$12	$ -	$ -	$ -	$ -
Total 2013	$119	$95	$48	$ -	$ -	$ -	$ -

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX.  This publication can be found on Newfield’s web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent crude oil and natural gas exploration and production company. The Company relies on a proven growth strategy of growing reserves through an active drilling program and select acquisitions. Newfield's domestic areas of operation include the Mid-Continent, the Rocky Mountains, onshore Texas, Appalachia and the Gulf of Mexico. The Company has international operations in Malaysia and China.